                      SUPPLEMENT DATED AUGUST 17, 2006 TO

                       PROSPECTUS DATED MAY 1, 2006 FOR

             FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                                  THROUGH ITS

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

Portfolios

Legg Mason Partners Variable Portfolios I, Inc.

Effective August 1, 2006 the Legg Mason Partners Variable Portfolios I, Inc. -- Legg Mason Partners Variable All Cap Portfolio (the "All Cap Portfolio") has a new adviser. The new adviser for the All Cap Portfolio is Legg Mason Partners Fund Advisor, LLC. All references to Salomon Brothers Asset Management Inc in your prospectus should be replaced accordingly. There is also a new subadviser for the All Cap Portfolio. The new subadviser for the All Cap Portfolio is CAM North America, LLC.

Legg Mason Partners Variable Portfolios II

Effective August 1, 2006 the Legg Mason Partners Variable Portfolios II -- Legg Mason Partners Variable Aggressive Growth Portfolio (the "Aggressive Growth Portfolio") has a new adviser. The new adviser for the Aggressive Growth Portfolio is Legg Mason Partners Fund Advisor, LLC. All references to Salomon Brothers Asset Management Inc in your prospectus should be replaced accordingly. There is also a new subadviser for the Aggressive Growth Portfolio. The new subadviser for the Aggressive Growth Portfolio is CAM North America, LLC.